UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2006

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in the risk factors set forth in our most recent Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause our future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures on financial institutions may increase significantly; (2) changes in the interest rate environment may reduce interest margins; (3) prepayment speeds, loan originations and sale volumes, charge-offs and loan loss provisions are inherently uncertain; (4) general economic conditions, either national or in the states in which we do business, may be less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, may adversely affect the businesses in which we are engaged; (8) difficulties in combining the operations of acquired entities; (9) our ability to maintain favorable ratings from rating agencies; and (10) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 7.01 Regulation FD Disclosure

On November 20, 2006, Fifth Third announced that we had reviewed our balance sheet in light of asset/liability management considerations and changing market conditions, and decided to strategically shift the composition of our balance sheet.

Specifically, our Board of Directors approved several actions to improve our asset/liability profile. These actions are intended to reduce the size of our available-for-sale securities portfolio to a size that is more consistent with our liquidity, collateral and interest rate risk management requirements; improve the composition of our balance sheet with a lower concentration in fixed-rate assets; lower wholesale borrowings to reduce leverage; and better position us for an uncertain economic and interest rate environment.

These actions include: (i) sales of approximately $11.5 billion in available-for-sale securities, with those securities targeted to be sold having a weighted average yield of approximately 4.30%; (ii) reinvestment of approximately $2.8 billion in available-for-sale securities that are more efficient when used as collateral; (iii) a reduction of approximately $8.7 billion in wholesale borrowings at a weighted average rate paid of 5.30%; and (iv) the termination of approximately $1.1 billion of repurchase and reverse repurchase agreements. These actions will reduce our investment securities to approximately 13% of our earning assets and wholesale funding to approximately 28% of our total liabilities, which we believe is a more appropriate level for our liquidity and collateral requirements and the management of our current interest rate risk profile.

Depending on market conditions, we anticipate a pre-tax loss from these actions of approximately $460 million, or approximately $299 million after-tax, or approximately $0.54 per share of our common stock.

In order to further hedge interest rate sensitivity, we plan to add interest rate derivatives in the form of swaps, caps and floors with the objective of reducing exposure to significant upward and downward movements in market interest rates.

Item 8.01 Other Events

On December 13, 2006, Fifth Third entered into an Underwriting Agreement with Banc of America Securities LLC, Citigroup Global Markets, Inc. and Goldman, Sachs & Co., as representatives of the Underwriters named in the Underwriting Agreement for the sale of $500,000,000 5.45% Subordinated Notes due January 15, 2017 (the “Fixed Rate Notes”) and $250,000,000 Floating Rate Subordinated Notes due December 20, 2016 (the “Floating Rate Notes” and together with the Fixed Rate Notes, the “Notes”). The Notes are a portion of the $2.0 billion of securities that were registered by Fifth Third pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on April 29, 2002 (File No. 333-86360). In connection with this offering of Notes, Fifth Third will enter into a First Supplemental Indenture with Wilmington Trust Company, as Trustee, which will modify the existing Indenture dated as of May 23, 2003 between Fifth Third and the Trustee. The Indenture, as modified by the First Supplemental Indenture, will define the rights of the Notes.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibit

1.1	Underwriting Agreement dated December 13, 2006 among Fifth Third Bancorp and Banc of America Securities LLC, Citigroup Global Markets, Inc. and Goldman, Sachs & Co., as Representatives of the Underwriters named in the Underwriting Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

December 19, 2006	/s/ Christopher G. Marshall
Christopher G. Marshall
Executive Vice President and
Chief Financial Officer